                                                                [EXECUTION COPY]

                                   AMENDMENT NO. 1
                                        WAIVER
                                         AND
                                  JOINDER AGREEMENT
                                          TO
                             LOAN AND SECURITY AGREEMENT
                              Dated as of April 21, 1998


     THIS AMENDMENT NO. 1, WAIVER AND JOINDER AGREEMENT entered into as of April 21, 1998 by and between BURKE INDUSTRIES, INC., a California corporation ("Burke"), MERCER PRODUCTS COMPANY, INC., a New Jersey corporation ("Mercer"), and NATIONSBANK, N.A., a national banking association, as the sole Lender under the Loan Agreement (as hereinafter defined) and as agent for the Lenders (the "Agent").

                                PRELIMINARY STATEMENT

     Burke and the Agent are parties to that certain Loan and Security Agreement dated as of August 20, 1997 (the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined). In connection with the Acquisition of Mercer by Burke, Burke has requested, among other things, an increase in the amount of the Revolving Credit Facility, the amendment of certain financial and other covenants under the Loan Agreement, a waiver of any Default or Event of Default under the Loan Agreement occurring as a result of the Mercer Transaction (as hereinafter defined) and that Mercer be joined as a party to the Loan Agreement as a Borrowing Subsidiary so that, among other things, the Receivables and Inventory of Mercer will be eligible to be included in the Borrowing Base under the Loan Agreement, and the Agent has agreed to amend the Loan Agreement as hereinafter set forth, upon and subject to the terms and conditions of this Amendment No. 1.

                               STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the Loan Agreement, the mutual covenants set forth therein and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1.  AMENDMENTS TO LOAN AGREEMENT.  Subject to the provisions of
Section 4 hereof, the Loan Agreement is hereby amended as follows:

(a)  by amending the provisions of Section 1.1 DEFINITIONS thereof

     (i) by amending clause (i) of the definition COLLATERAL in its entirety to read as follows:

           (i) all Real Estate as to which a Mortgage has been recorded,

     (ii) by amending the definition REVOLVING CREDIT FACILITY by deleting the figure "$15,000,000" appearing therein and substituting therefor the figure "$25,000,000";

     (iii) by amending the definition PERMITTED PURCHASE MONEY DEBT by deleting the figure "$3,000,000" appearing in clause (c) thereof and substituting therefor the figure "$10,000,000";

     (iv) by amending the definition LETTER OF CREDIT FACILITY by deleting the figure "$1,000,000" appearing therein and substituting therefor the figure "$3,000,000";

     (v) by amending the definition PERMITTED INVESTMENTS by deleting the word "and" appearing at the end of clause (h) thereof, amending clause (i) thereof in its entirety to read as follows:

           (i) other Investments that do not exceed $7,500,000 in the aggregate at any time outstanding; and

and inserting a new clause (j) at the end thereof to read in its entirety as follows:

           (j) Investments in connection with the Mercer Transaction.

     (vi) by amending the definition SENIOR NOTE INDENTURE by adding immediately before the period at the end thereof the phrase ", as amended by the First Supplemental Indenture."

     (vii) by adding the following definitions in appropriate alphabetical order:

     AMENDMENT NO. 1 EFFECTIVE DATE means the date on which Amendment No. 1 shall have become effective in accordance with its terms.

     AMENDMENT NO. 1 means the Amendment No. 1, Waiver and Joinder Agreement to Loan and Security Agreement executed and delivered by Burke, Mercer, the Agent and the Lender on or before the Amendment No. 1 Effective Date.

     CONSENT SOLICITATION STATEMENT means the Burke Industries, Inc. Solicitation of Consents to Indenture Amendments dated March 30, 1998.

     FIRST SUPPLEMENTAL INDENTURE means the first supplemental indenture, dated as of April 21, 1998, by and between Burke Industries, Inc., the Subsidiary Guarantors (as defined therein) and United States Trust Company of New York, amending the Senior Notes Indenture.

     MERCER means Mercer Products Company, Inc., a New Jersey corporation, and its successors and assigns.

     MERCER ACQUISITION means the Acquisition by Burke of 100% of the issued and outstanding capital stock of Mercer pursuant to the Mercer Acquisition Documents.

     MERCER ACQUISITION AGREEMENT means the Stock Purchase Agreement by and among Burke, as purchaser, Sovereign Specialty Chemicals, Inc., as seller, and Mercer, dated as of March 5, 1998 in the form delivered to the Agent on or prior to the Amendment No. 1 Effective Date.

     MERCER ACQUISITION DOCUMENTS means the Mercer Acquisition Agreement, and any other agreement, document, certificate or instrument to be delivered in connection with the Mercer Acquisition.

     MERCER MORTGAGE means the Florida Mortgage, Security Agreement and Assignment of Leases and Rents, or any replacement, modification or substitution thereof, in form and substance satisfactory to the Agent, executed and delivered by Mercer in favor of the Agent for the benefit of the Lenders, pursuant to which the Mercer Property is mortgaged to the Agent for the benefit of the Lenders.

     MERCER PLEDGE AGREEMENT means the Pledge Agreement, in form and substance satisfactory to the Agent, executed and delivered by Burke on or before the Amendment No. 1 Effective Date in favor of the Agent for the benefit of the Lenders, pursuant to which Burke pledges all of the issued and outstanding capital stock of Mercer.

     MERCER REAL ESTATE means the Real Estate owned by Mercer located at 37235 State Road 19, Umatilla, Lake County, Florida.

     MERCER TRADEMARK ASSIGNMENT means the Assignment for Security-Trademarks, dated on or before the Amendment No. 1 Effective Date, executed by Mercer in form and substance satisfactory the Agent.

     MERCER TRANSACTION means and includes, collectively, the transactions contemplated by the Consent Solicitation Statement, the First Supplemental Indenture, the Mercer Acquisition Documents, the New Senior Notes and the New Senior Note Indenture, including the New Equity Issuance.

     NEW EQUITY ISSUANCE means the issuance by Burke of 3,000 shares of its Preferred Stock for aggregate consideration in the amount of $3,000,000.

     NEW SENIOR NOTES means Burke's Floating Interest Rate Senior Notes due 2007 in the original principal amount of $30,000,000, issued pursuant to the New Senior Note Indenture, and any Exchange Notes (as defined in the New Senior Note Indentures) issued in exchange therefor;

     NEW SENIOR NOTE INDENTURE means the Indenture dated as of April 21, 1998, between Burke and United States Trust Company of New York, Trustee, relating to the New Senior Notes.

(b) by amending the provisions of Article 8 AFFIRMATIVE COVENANTS by inserting a new Section 8.10 MERCER MORTGAGE at the end thereof to read in its entirety as follows:

           SECTION 8.10 MERCER MORTGAGE. Upon the occurrence of any Default or Event of Default, or at any time upon the written request of the Agent or any Lender, provide each of the following to the Agent:

           (a) a replacement Mercer Mortgage duly executed and delivered by Mercer, in proper form for recording in the state of Florida;

           (b) a fully paid mortgagee title insurance policy or, at the option of the Lender, an unconditional commitment for the issuance thereof with all requirements and conditions to the issuance of the final policy deleted or marked satisfied, issued by a title insurance company satisfactory to the Agent, in an amount equal to not less than the fair market value of the Real Estate subject to the Mercer Mortgage, insuring that the Mercer Mortgage creates a valid first lien on, and security title to, the Mercer Real Estate, with no survey exceptions and no other exceptions which the Agent shall not have approved in writing;

           (c) such materials and information concerning the Mercer
     Property as the Agent may require, including, without limitation, certificates of occupancy covering the Mercer Real Estate, and owner's affidavits as to such matters relating to the Mercer Real Estate as the Agent may request;

           (d) a report from a qualified engineering firm or other qualified consultant acceptable to the Agent with respect to an investigation and assessment of the Mercer Real Estate, which shall be based on a thorough review of past and present uses, occupants, ownership and tenancy of the property, adjacent properties or upgradient properties regarding (A) contact with local, state or federal agencies regarding known or suspected hazardous material contamination of the property or other properties in the area; (B) review of aerial photographs; (C) visual site inspection noting unregulated fills, storage tanks or areas, ground discoloration or soil odors; and (D) other investigative methods deemed necessary by the consultant or the Agent to enable the consultant to deliver a report in a form typically issued in connection with a "Phase 1" environmental report;

           (e) certificates or binders of insurance relating to each of the policies of insurance required by the Mercer Mortgage, together with mortgagee clauses satisfactory to the Agent; and

           (f) an amount equal to the recording for and expenses and all documentary, stamp, intangibles recording and other taxes required to be paid in connection with the recording of the Mercer Mortgage and such other documents and instruments as the Agent may reasonably request in connection with the Mercer Mortgage.

(c) by amending the provisions of Section 10.2 DEBT thereof by (i) amending subsection (c) to read in its entirety as follows, "(c) Debt represented by the Senior Notes and the New Senior Notes and Debt represented by unsecured Guaranties of the Senior Notes and the New Senior Notes," and (ii) by deleting the figure "$10,000,000" appearing in subsection (f) thereof and substituting therefor the figure "$15,000,000".

(d) by amending the provisions of Section 10.4 INVESTMENTS thereof by deleting the figure "$5,000,000" appearing in subsections (i) and (ii) thereof and in each such instance substituting therefor the figure "$7,500,000".

(e) by amending the provisions of Section 10.8 TRANSACTIONS WITH AFFILIATES thereof by deleting the word "and" appearing immediately before the beginning of clause (viii), and inserting immediately before the period at the end thereof the following: ", and (viii) payments to J. F. Lehman & Company of (A) a transaction fee of $500,000 payable on the Amendment No. 1 Effective Date, (B) fees and expenses in connection with the Mercer Transaction and (C) an annual management fee in addition to that permitted under clause (iii) above in an amount not to exceed $250,000.

(f) by amending the provisions of Section 10.12 AMENDMENTS OF OTHER AGREEMENTS thereof in its entirety to read as follows:

           SECTION 10.12 AMENDMENTS OF OTHER AGREEMENTS. Amend the Senior Notes, the Senior Note Indenture, the New Senior Notes, the New Senior Note Indenture, or any related document.

(g) by amending the provisions of Section 11.2(b) OTHER REMEDIES thereof by deleting the "and" at the end of clause (xi) thereof, substituting "; and" for the period at the end of clause (xii) thereof and adding a new clause (xiii) at the end thereof as follows:

           (xiii) record the Mercer Mortgage and compel the Borrower to provide the documentation required pursuant to SECTION 8.10.

     Section 2. JOINDER. Mercer hereby covenants and agrees that from and after the Amendment No. 1 Effective Date Mercer shall be deemed to be a "Borrowing Subsidiary" under and as defined in the Loan Agreement, and shall thereupon be bound by all of the terms and conditions of the Loan Agreement as fully as if Mercer were an initial signatory thereto in the capacity of a Borrowing Subsidiary.

     Section 3. WAIVER. Effective on the Amendment No. 1 Effective Date (as hereinafter defined) the Agent and the Lender hereby waive any Default or Event of Default occurring as a result of the Mercer Transaction.

     Section 4. EFFECTIVENESS. The provisions of this Amendment No. 1 shall become effective on the date (the "Amendment No. 1 Effective Date") on which the Agent receives or waives receipt each of the following in form and substance satisfactory to the Agent:

(a)  payment of a commitment fee in the amount of $100,000;

(b)  four copies of this Amendment No. 1 duly executed by Burke and Mercer;

(c) an amended and restated promissory note in the form attached hereto as ANNEX 1 (the "Amended and Restated Revolving Credit Note"), with all blanks appropriately completed, duly executed and delivered by Burke and Mercer;

(d) a Consent and Confirmation of Guarantor in the form attached hereto as ANNEX 2 duly executed and delivered by each of the Guarantors;

(e) the Mercer Pledge Agreement duly executed and delivered by Burke and the certificates representing the shares covered thereby, in form for transfer by delivery or accompanied by duly executed stock powers in blank;

(f) certified copies of the articles of incorporation and by-laws of each of Burke and Mercer as in effect on the Amendment No. 1 Effective Date and all corporate action, including shareholder approval, if necessary, taken by each of Burke and Mercer or its shareholders to authorize the transactions contemplated by this Amendment No. 1 and the Mercer Transaction and the incumbency of officers of each of Burke and Mercer and, in the case of Mercer, the Borrowings under the Loan Agreement;

(g) a certificate of the chief operating officer, president, vice president-finance or other officers reasonably acceptable to the Agent of each of Burke and Mercer stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement,

     (i) after giving effect to this Amendment No. 1 and the Mercer Transaction, all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct as of the Amendment No. 1 Effective Date,

     (ii) after giving effect to this Amendment No. 1 and the Mercer Transaction, no Default or Event of Default exists;

     (iii) there has not occurred any material adverse change since December
31, 1997 in the business, assets, operations, condition (financial or otherwise) or prospects of Burke and its Subsidiaries or Mercer prior to the Amendment No. 1 Effective Date; and

     (iv) there does not exist any action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports to affect adversely Mercer, Burke or its Subsidiaries or the Mercer Transaction, or that could have a material adverse effect on Mercer, Burke or its Subsidiaries or the Mercer Transaction or on the ability of Burke and its Subsidiaries to perform their obligations under the Loan Documents as amended.

(h) evidence of the consummation of the Mercer Transaction, including evidence of receipt by Burke of an amount not less than $3,000,000 obtained through the New Equity Issuance and aggregate gross proceeds of $30,000,000 obtained through the issuance of the New Senior Notes, including copies of the Mercer Acquisition Documents, the consents of the requisite holders of the Senior Notes obtained pursuant to the Consent Solicitation Statement, and the New Note Indenture;

(i) a certificate evidencing the good standing of Mercer in the jurisdiction of its incorporation and in each other jurisdiction in which it is qualified as a foreign corporation to transact business;

(j)  the Financing Statements duly executed and delivered by Mercer;

(k) landlord's waiver and consent agreements duly executed on behalf of each lessor of real property described on ANNEX 3;

(l) a modification to the existing Mortgage encumbering Real Estate located at 2250 South Tenth Street, San Jose, Santa Clara County, California (the "California Mortgage"), duly executed and delivered by Burke and evidencing the recording of such instrument in the appropriate jurisdiction for the recording thereof on the Real Estate subject thereto or, at the option of the Agent, in proper form for recording in such jurisdiction;

(m) a fully paid endorsement to the mortgagee title insurance policy relating to the California Mortgage or, at the option of the Lender, an unconditional commitment for the issuance thereof with all requirements and conditions to the issuance of the final endorsement deleted or marked satisfied, issued by a title insurance company satisfactory to the Agent, confirming that the California Mortgage as amended continues to create a valid first lien on, and security title to, all Real Estate described therein as security for the Secured Obligations;

(n) the Mercer Mortgage duly executed and delivered by Mercer and in proper form for the recording of such instrument in Lake County, Florida;

(o) certificates or binders of insurance relating to each of the policies of insurance covering any of the Collateral owned by Mercer together with loss payable clauses which comply with the terms of Section 7.8 of the Loan Agreement; and

(p) evidence satisfactory to the Agent of the release and termination of (or agreement to release and terminate) all Liens relating to Mercer's property other than Permitted Liens;

(q) a signed opinion of Gibson, Dunn & Crutcher LLP, counsel for Burke and Mercer, opining as to such matters in connection with this Agreement as the Agent or its counsel may reasonably request;

(r)  the Mercer Trademark Assignment duly executed and delivered by Mercer;

(s) a Schedule of Inventory, a Schedule of Receivables and a Schedule of Equipment, each prepared as of a recent date;

(t) updated Schedules to the Loan Agreement and the Loan Documents , as necessary, revised to reflect the Mercer Transaction and any other changes to the same since the Effective Date; and

(u) such other documents and instruments as any Lender, through the Agent, may reasonably request.

     Section 5. EFFECT OF AMENDMENT. Upon and after the Amendment No. 1 Effective Date, all references to the Loan Agreement in that document or in any other Loan Document or related document shall mean the Loan Agreement as amended by this Amendment No. 1. Except as expressly provided in this Amendment No. 1, the execution and delivery of this Amendment No. 1 does not and will not amend, modify or supplement any provision of, or constitute a consent to, or a waiver of, any noncompliance with the provisions of, the Loan Agreement or any other Loan Document, and, except as specifically provided in this Amendment No. 1, the Loan Agreement and all other Loan Documents shall remain in full force and effect.

     Section 6. LEGAL EXPENSES. Burke and Mercer each jointly and severally agree to pay or reimburse the Agent on demand all costs and expenses, including reasonable legal fees and expenses, incurred by the Agent in connection with the preparation, execution and delivery of this Amendment No. 1.

     Section 7. REPRESENTATIONS AND WARRANTIES. Burke and Mercer each hereby makes the following representations and warranties to the Lender, which representations and warranties shall survive the delivery of this Amendment No. 1:

(a) AUTHORIZATION OF AGREEMENTS. To the extent it is a party thereto, each has the right and power and has taken all necessary corporate action to authorize it to execute, deliver and perform in accordance with their respective terms, this Amendment No. 1, the Notes, the Mercer Mortgage, the Mercer Pledge Agreement, the Mercer Trademark Assignment, and each other Loan Document executed in connection with this Amendment No. 1 and the Mercer Transaction. This Amendment, No. 1 the Notes, the Mercer Mortgage, the Mercer Pledge Agreement, the Mercer Trademark Assignment, and each other Loan Document executed in connection with this Amendment No. 1 and the Mercer Transaction have each been duly executed and delivered by the duly authorized officers of Burke or Mercer, as the case may be, and are legal, valid and binding obligations of Burke and Mercer, as the case may be, enforceable in accordance with their respective terms.

(b) COMPLIANCE OF AGREEMENTS WITH LAWS. The execution, delivery and performance in accordance with their respective terms of this Amendment No. 1, the Notes, the Mercer Mortgage, the Mercer Pledge Agreement, the Mercer Trademark Assignment, and each other Loan Document executed in connection with this Amendment No. 1 and the Mercer Transaction, does not and will not, by the passage of time, the giving of notice or otherwise,

     (i) require any Governmental Approval or violate any Applicable Law relating to Burke, Mercer or any of their Affiliates,

     (ii)  conflict with, result in a breach of or constitute a default under
(i) the articles of incorporation or by-laws or any shareholders' agreement of Burke, Mercer or any other Subsidiary of Burke, (ii) any material provision of any indenture, agreement or other instrument to which Burke, Mercer or any other Subsidiary of Burke is a party or by which any of its property may be bound or
(iii) any Governmental Approval relating to Burke, Mercer or any other Subsidiary of Burke, or

     (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Burke, Mercer or any other Subsidiary of Burke other than the Security Interest.

     Section 8.  GENERAL PROVISIONS.

(a) GOVERNING LAW. This Amendment No. 1 shall be construed in accordance with and governed by the law of the State of New York.

(b) COUNTERPART EXECUTION. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                   BORROWER:
                                   BURKE INDUSTRIES, INC.


                                   By:  /s/ KEITH OSTER
                                        ----------------------------------------
                                        Name:  Keith Oster
                                               ---------------------------------
                                        Title:    Secretary
                                               ---------------------------------

                                   MERCER:

                                   MERCER PRODUCTS COMPANY, INC.


                                   By:  /s/ KEITH OSTER
                                        ----------------------------------------
                                        Name:  Keith Oster
                                               ---------------------------------
                                        Title:    Secretary
                                               ---------------------------------

                                   AGENT:

                                   NATIONSBANK, N.A.

                                   By:  /s/ SHERRY D. LAIL
                                        ----------------------------------------
                                        Name: Sherry D. Lail
                                               ---------------------------------
                                        Title:     Vice President
                                               ---------------------------------

                                   LENDER:

                                   NATIONSBANK, N.A.

                                   By:  /s/ SHERRY D. LAIL
                                        ----------------------------------------
                                        Name: Sherry D. Lail
                                               ---------------------------------
                                        Title:     Vice President
                                               ---------------------------------

                                                                         ANNEX 1

                                      FORM OF
                     AMENDED AND RESTATED REVOLVING CREDIT NOTE



$25,000,000                                                   New York, New York
                                                            _________ ____, 1998


           FOR VALUE RECEIVED, the undersigned, BURKE INDUSTRIES, INC., a California corporation (the "Borrower"), and MERCER PRODUCTS COMPANY, INC., a New Jersey corporation (the "Borrowing Subsidiary"), jointly and severally, hereby unconditionally promise to pay to the order of NATIONSBANK, N.A. (the "Lender") at the offices of NationsBank, N.A., a national banking association, as agent for the Lenders (together with its successor agents, the "Agent") located at 600 Peachtree Street, N.E., Atlanta, Georgia, 30308, or at such other place within the United States as shall be designated from time to time by the Agent, on the Termination Date, the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), or such lesser principal amount as may then constitute the aggregate unpaid balance of all Revolving Credit Loans made by the Lender to the Borrower and the Borrowing Subsidiary pursuant to the Loan Agreement (as hereinafter defined), in lawful money of the United States of America in federal or other immediately available funds.

           The Borrower and the Borrowing Subsidiary also unconditionally, jointly and severally, promise to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day from the date of disbursement until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

           This Note is given in substitution for the Revolving Credit Note dated August 20, 1997 made by the Borrower payable to the Lender and is one of the Revolving Credit Notes referred to in that certain Loan and Security Agreement dated as of August 20, 1997, as amended by Amendment No. 1, Waiver and Joinder Agreement to Loan and Security Agreement dated as of a date on or about the date hereof (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"; terms defined therein being used in this Note as therein defined) among the Borrower, the Borrowing Subsidiary, the financial institutions party thereto from time to time (the "Lenders") and the Agent, is subject to, and entitled to, all provisions and benefits of the Loan Documents, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.

           Presentment for payment, demand, protest and notice of demand, notice of dishonor, notice of non-payment and all other notices are hereby waived by the Borrower and the Borrowing Subsidiary, except to the extent expressly provided in the Loan Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

           The Borrower and the Borrowing Subsidiary hereby, jointly and severally, agree to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed, all as provided in the Loan Agreement.

           THE PROVISIONS OF SECTION 14.16 OF THE LOAN AGREEMENT ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE HEREIN.

           THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW RULES OF THE STATE OF NEW YORK, BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY TO THIS NOTE.

           IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                        BURKE INDUSTRIES, INC.


                                        By:  /s/
                                             -----------------------------------
                                             Name:  Keith Oster
                                                    ----------------------------
                                             Title:  Secretary
                                                    ----------------------------



(CORPORATE SEAL)

Attest:
By:  /s/
     ------------------------------
   Name:  Louis Mintz
         --------------------------
   Title:  Assistant Secretary
         --------------------------


                                        MERCER PRODUCTS COMPANY, INC.


                                        By:  /s/
                                             -----------------------------------
                                             Name:  Keith Oster
                                                    ----------------------------
                                             Title:  Secretary
                                                    ----------------------------



(CORPORATE SEAL)

Attest:
By:  /s/
     ------------------------------
   Name:  Louis Mintz
         --------------------------
   Title:  Assistant Secretary
         --------------------------

                                                                         ANNEX 2


                                      FORM OF
                       CONSENT AND CONFIRMATION OF GUARANTOR

           Each of the undersigned, each a Guarantor and party to a Subsidiary Guaranty (each as defined in the Loan and Security Agreement, dated as of August 20, 1997, between Burke Industries, Inc., the financial institutions party thereto from time to time and NationsBank, N.A., as Agent (the "Loan Agreement")), hereby expressly acknowledges and confirms, for the benefit of the Borrower and the Lender, that (1) such Guarantor has an economic interest in the financial success of the Borrower and the transactions contemplated by the Loan Agreement and the Amendment No. 1, Waiver and Joinder Agreement to the Loan and Security Agreement dated on or about the date hereof (the "Amendment"), and hereby confirms to the Agent and the Lender the benefits to such Guarantor by reason of such transactions, (2) such Guarantor has received a copy of the Amendment and consents thereto in all respects and (3) the Subsidiary Guaranty of which such Guarantor is the maker constitutes a continuing, unconditional guaranty of the Guaranteed Obligations under and as defined in the Subsidiary Guaranty after giving effect to the Amendment. Each Guarantor is and continues to be liable under the Subsidiary Guaranty to which it is a party in accordance with the terms thereof, notwithstanding the execution and delivery of the Amendment.


Dated:  April 21, 1998
                                        BURKE FLOORING PRODUCTS, INC.

                                        By:  /s/
                                             -----------------------------------
                                             Name:  Keith Oster
                                                    ----------------------------
                                             Title:  Secretary
                                                    ----------------------------

                                        BURKE CUSTOM PROCESSING, INC.

                                        By:  /s/
                                             -----------------------------------
                                             Name:  Keith Oster
                                                    ----------------------------
                                             Title:  Secretary
                                                    ----------------------------

                                        BURKE RUBBER COMPANY, INC.

                                        By:  /s/
                                             -----------------------------------
                                             Name:  Keith Oster
                                                    ----------------------------


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

                                             Title:  Secretary
                                                    ----------------------------


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

                                                                         ANNEX 3



                                     LANDLORDS


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